Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 3, 2006, between RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of Common Stock and Warrants as set forth herein on the Closing Date (as defined herein) pursuant to an effective Registration Statement on Form S-3, Commission File No. 333-125861.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1       Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares and the Warrants pursuant to Section 2.1.

“Closing Date” means the later of (i) the third (3rd) Trading Day; (ii) upon the approval by the American Stock Exchange for the listing of the Shares; or (iii) upon the approval by the Corporate Financing Department of the National Association of Securities Dealers, in each case following the date of this Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Patton Boggs LLP.

“Effective Date” means the date that the Registration Statement was first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Share Purchase Price” equals $2.81, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Statement” means the registration statement on Form S-3 of the Company, (Commission File No. 333-125861) covering the sale by the Company to the Purchasers of the Shares, the Warrants and the Warrant Shares, and shall include the prospectus included therein and any prospectus supplement delivered to the Purchasers in connection with the transactions contemplated by this Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement, including, but not limited to the Warrant Shares.

“Short Sale” means, all “short sales” as defined in Rule 3b-3 of the Exchange Act.

“Subscription Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature page hereto, in United States dollars and in immediately available funds.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Warrants and any other instruments, documents or agreements executed or delivered in connection with the transactions contemplated hereunder, including, without limitation, the Registration Statement.

“Warrants” means the Common Stock Purchase Warrants, in the form of Exhibit A, delivered to the Purchasers at the Closing in accordance with Section 2.2(a)(ii) hereof, which warrants shall be exercisable immediately upon issuance for a term of five years commencing six months after the Closing Date and have an exercise price equal to $4.06, subject to adjustment as provided therein.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1       Closing. On the Closing Date, each Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price together with a number of Warrants equal to 35.00% of such number of Shares, rounded down to the nearest share. Upon satisfaction of the conditions set forth in Section 2.3, the Closing shall occur telephonically or at such location as the parties shall mutually agree.

2.2       Deliveries.

(a)       On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)       via the Depository Trust Company’s Deposit Withdrawal Agent Commission system, the number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, in accordance with each such Purchaser’s written delivery instructions;

(ii)       within three Business Days of the Closing Date, a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 35.00% of the Shares, rounded down to the nearest share, to be issued to such Purchaser at the Closing;

(iii)       any prospectus and prospectus supplement as required under the Securities Act; and

(iv)       a legal opinion of Company Counsel, in the form of Exhibit B attached hereto, addressed to the Purchasers and providing that RBC Capital Markets Corporation (“RBC”) and each of the Purchasers are entitled to rely thereon.

(b)       On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

(c)       On the Closing Date, the Company shall cause the prospectus supplement delivered by the Company in connection herewith to be filed with the Commission via the EDGAR system.

2.3       Closing Conditions.

(a)       The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)       all representations and warranties of the Purchasers contained herein were true and correct on the date hereof and shall remain true and correct as of the Closing Date;

(ii)      all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

(iii)     the delivery by each Purchaser of such Purchaser’s Subscription Amount in accordance with Section 2.2(b) of this Agreement.

(b)       The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met or waived in writing by each Purchaser:

(i)       all representations and warranties of the Company contained herein were true and correct on the date hereof and shall remain true and correct as of the Closing Date;

(ii)      all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)     the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)     there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)      the Registration Statement shall be effective and available for the issuance and sale of the Shares, the Warrants and the Warrant Shares hereunder;

(vi)     a signed letter from Reznick Group, PC, addressed to the Purchasers and dated, respectively, the date of this Agreement and the Closing Date, in form and substance reasonably satisfactory to RBC containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained (directly or via incorporation by reference) in the Registration Statement;

(vii)    no order preventing or suspending the use of any prospectus or prospectus supplement shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the

Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the prospectus or prospectus supplement or otherwise) shall have been complied with to the satisfaction of the Commission and the Purchasers; and

(viii)   from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York state authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. The Company represents and warrants to each Purchaser, except as set forth in the Registration Statement:

(a)       Subsidiaries. The Company has no direct or indirect Subsidiaries.

(b)       Organization and Qualification. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents, each as amended. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in, individually or in the aggregate (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection herewith and therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d)       No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the Warrants and the Warrant Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of the Company or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of the American Stock Exchange, any court or governmental authority to which the Company is subject, including without limitation all foreign, federal, state and local laws applicable to its business and under the Federal Food, Drug, and Cosmetic Act, 21 USC 321 et seq. and all implementing rules and regulations thereunder, or by which any property or asset of the Company is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company is bound or to which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

(e)       Filings, Consents and Approvals. The Company is not required to obtain any consent, approval (including, but not limited to, the approval of the stockholders of the Company), waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.1 and Section 4.4, (ii) filings required in connection with the issuance and listing on the American Stock Exchange of the Shares and (iii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)       Issuance of the Shares, Warrants and Warrant Shares; Reservation of Common Stock. The Shares and the Warrants are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. Upon exercise of the Warrants in accordance with their terms, the Warrant Shares will be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants. The issuance by the Company of the Shares, the Warrants and the Warrant Shares has been registered under the Securities Act and all of the Shares, Warrants and Warrant Shares are freely transferable and tradable by the Purchasers without restriction. The Registration Statement is effective and available for the issuance of the Shares and the Warrants, and upon exercise of the Warrants in accordance with their terms, the Warrant Shares and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Shares, the Warrants and the Warrant Shares hereunder. Upon receipt of the Shares and making payment for them in accordance with the terms hereof, the Purchasers will have good and marketable title to such Purchased Shares and the Shares will be freely tradable on the America Stock Exchange. As of the date hereof, the Company has reserved a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares and the Warrant Shares pursuant to this Agreement.

(g)       Capitalization. The capitalization of the Company is as described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 as filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion, exercise or exchange of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, registration right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or any other third party is required for the issuance and sale of the Shares. Except as disclosed in the SEC Reports, there are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)       SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Registration Statement and any prospectus included therein, including the prospectus supplement to be filed covering the transactions covered hereby, comply or will comply, as the case may be, in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the Registration Statement or any such prospectus contain or contained any untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the case of any prospectus in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)       Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j)       Litigation. There is no action, claim, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer of the Company is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k)       Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(l)       Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not nor has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and under the Federal Food, Drug, and Cosmetic Act, 21 USC 321 et seq. and all implementing rules and regulations thereunder, which violation would have a Material Adverse Effect.

(m)       Material Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of Actions relating to the revocation or modification of any Material Permit.

(n)       Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Shares and the Warrrants and the Purchasers’ ownership of the Shares and the Warrants.

(o)       Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them that is material to its business and good and marketable title in all personal property owned by the Company that is material to its business, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities or personal property held under lease by the Company is held by the Company under valid, subsisting and enforceable leases of which the Company is in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(p)       Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its business as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

(q)       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.

(r)       Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information except with respect to the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the

Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company with respect to the transactions contemplated hereby and the representations and warranties made herein are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(s)       No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would, to the knowledge of the Company, cause the sale of the Shares to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(t)       Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(u)       Acknowledgement Regarding Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.7 hereof as to the Purchasers), it is understood and agreed by the Company (i) that none of the Purchasers or any Person to whom an offer of Shares have been made (each, an “Offeree”) have been asked to agree, nor has any Purchaser or Offeree agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares, securities of the Company, or “derivative” securities based on securities issued by the Company for any specified term; (ii) that past or future open market or other transactions by any Purchaser or Offeree, including without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser or Offeree, and counter parties in “derivative” transactions to which any such Purchaser or Offeree is a party, directly or indirectly, presently may have a

“short” position in the Common Stock, and (iv) that no Purchaser or Offeree shall be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.

(v)       Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), that would be required to be disclosed as of the date hereof in an SEC Report pursuant to the requirements of Item 404 of Regulation S-K promulgated under the Securities Act.

(w)       Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Forms 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the Evaluation Date. The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as described in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(x)       Investment Company. The Company is not, and will not after the consummation of the offering of Shares contemplated by this Agreement be, an “investment company” or an Affiliate of an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(y)       Certain Fees. Except with respect to RBC, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser ) made by or on behalf of other Persons for fees of a type contemplated in this Section

3.1(y) that may be due in connection with the transactions contemplated by this Agreement.

3.2       Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)       Organization; Authority. If the Purchaser is not an individual: (i) such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder; (ii) the execution, delivery and performance by such Purchaser of this Agreement have been duly authorized by all necessary corporate, limited liability company, partnership or similar action on the part of such Purchaser; (iii) this Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (1) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (3) insofar as indemnification and contribution provisions may be limited by applicable law. If the Purchaser is an individual: (i) the Purchaser and any spouse of the Purchaser have the legal capacity to enter into this Agreement; (ii) the Agreement has been duly executed by the Purchaser and any spouse of the Purchaser; (iii) this Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (1) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (3) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)       Distribution. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares, Warrants or Warrant Shares. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(c)       Purchaser Status. The Purchaser is either (i) a Qualified Institutional Buyer within the meaning of Rule 144A under the Securities Act, (ii) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (iii) is organized in a non-United States jurisdiction.

(d)       No Trading. Each Purchaser represents and warrants that, except as otherwise disclosed to the Company in writing, from January 23, 2006 (the “Discussion

Time”), up through the execution of this Agreement, the Purchaser did not, directly or indirectly, execute any Short Sales or engage in any other trading in the Common Stock or any derivative security thereof.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1       Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m., Eastern time, on the second Trading Day following the date hereof, issue a press release and file a Current Report on Form 8-K which attaches as exhibits all agreements relating to this transaction, including but not limited to, this Agreement and the form of Warrant, in each case reasonably acceptable to counsel to the Purchasers, disclosing the material terms of the transactions contemplated hereby, and shall file the prospectus supplement delivered by the Company in connection herewith with the Commission via the EDGAR system on a timely basis. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, except as set forth in the exhibits to be attached to the Form 8-K contemplated above, without the prior written consent of such Purchaser (such consent not to be unreasonably withheld), except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

4.2       Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.3       Indemnification of Purchasers. Subject to the provisions of this Section 4.3, the Company will indemnify and hold the Purchasers and their directors, officers, stockholders, partners, members, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur (the “Indemnified Liabilities”) as a result of or relating to (a) any material breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any Action brought or made against such Purchaser Party by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, or (iii) the status of such Purchaser or holder of the Shares as an investor in the Company. The Company shall not be liable to any Purchaser under this provision in respect of any Indemnified Liability if such liability arises out of any misrepresentation by the Purchaser in Section 3.2 of this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Section 4.3 for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed.

4.4       Reservation and Listing of Common Stock. The Company shall promptly secure the listing of all of the Shares and the Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or quoted. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Shares and the Warrant Shares on a Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and the Warrant Shares and will take such other action as is necessary to cause all of the Shares and the Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.5      Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

4.6       Approval of Subsequent Equity Sales. The Company shall not issue shares of Common Stock or Common Stock Equivalents if such issuance would require stockholder approval of the transactions contemplated by the Transaction Documents pursuant to Rule 4350 of the NASD Marketplace Rules or any similar rule of any other Trading Market, unless and until such shareholder approval is obtained prior to such issuance.

4.7       Trading Limitations and Restrictions on Short Sales. Each Purchaser represents, warrants, covenants and agrees that from the Discussion Time through the date hereof, such Purchaser did not, and (b) from the date hereof until the date the transactions contemplated by this Agreement are first publicly announced by the Company as described in Section 4.1, such Purchaser will not, directly or indirectly, trade in the Common Stock or execute or effect (or cause to be executed or effected) any Short Sale or in the Common Stock. Furthermore, for the time period set forth in clause (b) above, the Purchaser will not directly or indirectly sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to shares of Common Stock, except in compliance with all relevant securities laws and regulations.

Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced by the Company as described in Section 4.1.

ARTICLE V.
MISCELLANEOUS

5.1       Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

5.2       Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4       Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5       Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Purchasers”.

5.7       No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6.

5.8       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9       Survival. The representations, warranties, covenants and agreements contained herein shall survive the Closing and delivery of the Shares and the Warrants and any exercise of the Warrants through the exercise or expiration of the Warrants.

5.10      Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11      Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12      Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.13      Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

5.14      Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15      Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.16      Acknowledgment Regarding RBC. Each Purchaser acknowledges that RBC is acting as a placement agent for the Shares being offered hereby and will be compensated by the Company for acting in such capacity. Each Purchaser further acknowledges that RBC has acted solely as agent of the Company in connection with the offering of the Shares by the Company. Each Purchaser further acknowledges that the provisions of Sections 2.3(b)(vi) and 5.16 are for the benefit of and may be enforced by RBC.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Company : RegeneRx Biopharmaceuticals, Inc.	Address for Notice:
By: ______________________ Name: Title:	3 Bethesda Metro Center Bethesda, Maryland 20814 Attn: Fax:
With a copy to (which shall not constitute notice): Patton Boggs LLP 2550 M Street, NW Washington, D.C. 20037 Attn: Philip G. Feigen Fax: (202) 457-6315

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[NON-INDIVIDUAL PURCHASER SIGNATURE PAGES
TO RGN SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchasing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Entity:
Fax:

Address for Notice of Purchasing Entity:

DWAC Instructions for Common Stock:

Subscription Amount: $

[SIGNATURE PAGES CONTINUE]

[INDIVIDUAL PURCHASER SIGNATURE PAGES
TO RGN SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
Signature of Person:
Email Address of Purchasing:
Fax:

Address for Notice of Purchaser:

DWAC Instructions for Common Stock:

Subscription Amount: $

CONSENT OF SPOUSE

The undersigned spouse of the Purchaser acknowledges on his or her own behalf that (i) the undersigned is the spouse of the Purchaser, (ii) the undersigned has read and understands the foregoing Securities Purchase Agreement, (iii) the undersigned shall take no action at any time to hinder operation of the Agreement on the Shares or the undersigned’s interest therein, and (iv) the undersigned appoints the Purchaser as the undersigned’s attorney-in-fact with respect to any amendment of, or exercise of any rights under, the Agreement. Executed Effective as of the date of the Securities Purchase Agreement.

Signature of Spouse

Name of Spouse

SIGN ABOVE OR BELOW AS APPLICABLE

The Purchaser hereby certifies that the Purchaser is not legally married as of the date of this Agreement.

Signature of Purchaser

EXHIBIT A

WARRANT

EXHIBIT B

FORM OF OPINION OF COUNSEL FOR THE COMPANY

The opinion of Patton Boggs LLP, counsel for the Company (capitalized terms used herein and not otherwise defined in such opinion shall have the meanings provided in the Agreement, to which this is an Exhibit), to be delivered pursuant to Section 2.2(a)(iv) of the Agreement shall be to the effect that:

1.       The Company is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction listed on Schedule I hereto (in rendering such opinion, such counsel may state that its opinion that the Company is qualified to do business is based solely upon certificates provided by agencies of those states and is limited to the meaning ascribed to such certificates by such applicable state agency).

2.       The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the documents incorporated therein by reference (the “Incorporated Documents”) and to enter into and perform its obligations under the Agreement.

3.       The authorized capital stock of the Company is as set forth in the Annual Report on Form 10-KSB for the year ended December 31, 2004 (the “Form 10-KSB”) and, since such date, there has been no change in the authorized capital stock of the Company. All of the shares of capital stock of the Company outstanding immediately prior to the issuance of the Shares, and the Shares and the Warrants, have been duly authorized. All of the shares of capital stock of the Company outstanding immediately prior to the issuance of the Shares are (and the Shares upon issuance and payment therefor in accordance with the Agreement and the Warrants, as applicable will be, ) validly issued, fully paid and nonassessable, and none of such shares of the Company’s capital stock were (or in the case of the Shares will be) issued in violation of any preemptive or other similar right under the Delaware General Corporation Law (the “DGCL”), the certificate of incorporation or bylaws of the Company, each as amended to date (together the “Charter Documents”) or, to our knowledge, any other contract, agreement or instrument to which the Company is a party. At the time the Registration Statement was filed with the SEC, the Company was eligible to register the Shares issued in connection with the offering and sale of the Shares contemplated by the Agreement (the “Offering”) using a registration statement on Form S-3 promulgated under the Securities Act, and as of the date hereof, remains eligible to use the Form S-3 Registration Statement. To our knowledge, except as disclosed in the Registration Statement or in the Incorporated Documents, there are no restrictions upon the voting or transfer of any securities of the Company pursuant to the Charter Documents or any agreement or instrument included as an exhibit to the Registration Statement or the Incorporated Documents. To our knowledge, and based solely on a review of the books and records of the Company, except as set forth in Registration Statement or in the Incorporated Documents, there are no outstanding securities of the Company convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, and there are no outstanding options, warrants or other instruments or agreements obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock. The Shares conform as to legal matters in all material respects to the descriptions thereof contained in the Registration Statement. The form of certificate used to evidence the Shares complies in all material respects with the requirements of the DGCL, with any applicable requirements of the Charter Documents and the requirements of the American Stock Exchange.

4.       All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Agreement. The Agreement has been duly executed and delivered by the Company.

5.       Other than consents and/or waivers already obtained pursuant to the Rights Agreement, dated April 29, 1999, as amended, between the Company and American Stock Transfer & Trust Company, as Rights Agent, neither the execution, delivery and performance of the Agreement by the Company nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Agreement will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company pursuant to the terms of any contract, agreement or other instrument filed as an exhibit to or described in the Registration Statement or the Incorporated Documents or any material contract, agreement or instrument to which the Company is a party and is known to us or violate any provision of the Charter Documents.

6.       No consent, approval, authorization, or order of or filing with any federal, New York state or Delaware state governmental authority or to our knowledge, any federal, New York state or Delaware state court is required for the Company’s execution, delivery or performance of the Agreement, other than (a) those that have been obtained under the Securities Act, the Exchange Act or the rules of the American Stock Exchange or the National Association of Securities Dealers, Inc., and (b) those under state securities or blue sky laws (as to which we express no opinion).

7.       To our knowledge, there is no action, suit, proceeding or other investigation or inquiry, before any court or before or by any public body or board pending or threatened against or involving the Company which is required to be disclosed in the Registration Statement or in the Incorporated Documents and is not so disclosed and which could reasonably be expected to have a Material Adverse Effect.

8.       The statements in the Registration Statement under the caption “Description of Common Stock,” “Description of Warrants,” and the statements in the Form 10-KSB under the caption “Description of Business—Legal Proceedings,” and in the Registration Statement under Item 14 of Part II insofar as such statements purport to constitute summaries of legal matters, agreements or documents referred to therein, fairly summarize the matters, agreements, documents or proceedings described therein in all material respects. To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or the Incorporated

Documents or to be summarized or described therein which are not so filed, summarized or described, as applicable.

9.       The Registration Statement and each amendment or supplement thereto filed prior to or on the date hereof, as of their respective dates (except for the financial statements, notes and schedules and other financial and accounting data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules promulgated thereunder.

10.      Based solely upon the telephonic advice received from such counsel from the Commission, the Registration Statement has been declared effective by the Commission under the Securities Act, and to our knowledge, based solely on a telephone conversation with the Commission, such counsel is not aware of any stop order suspending the effectiveness of the Registration Statement. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act in connection with the Offering has been made in the manner and within the time period required by such Rule 424(b).

11.      To such counsel’s knowledge, no person or entity has the right, as a result of the filing or effectiveness of the Registration Statement or the Offering, pursuant to the terms of any material contract, agreement or instrument to which the Company is a party or any contract, agreement or other instrument filed as an exhibit to or described in the Registration Statement or the Incorporated Documents, to have any securities issued by the Company and owned by such person or entity registered pursuant to the Securities Act and included in the Registration Statement or sold in the Offering, except for such rights as such counsel has been advised by the Company in an officer’s certificate, have been complied with or waived.

12.      The Company is not and, immediately before and after giving effect to the Offering, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

In connection with the preparation of the Registration Statement, we have participated in conferences with directors, officers and other representatives of the Company, representatives of the Placement Agent, counsel for the Placement Agent, representatives of the Purchaser, counsel for the Purchaser and representatives of Reznick Group, P.C., the Company’s independent certified public accountants, at which conferences the contents of the Registration Statement and related matters were discussed and, although we have not independently verified and are not passing upon and do not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except as to the extent stated, but only to the extent expressly stated, in the first, fourth, fifth, sixth and seventh sentences of paragraph 3 or the first sentence of paragraph 8 set forth above), on the basis of the foregoing, relying as to materiality to a large extent on the representations of officers and other representatives of the Company, no facts have come to our attention which lead us to believe that the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Registration Statement contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to (a) the financial statements, notes and schedules, (b) the other financial and accounting data or (c) information pertaining to the interpretation and application of accounting standards and rules in the Registration Statement).